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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): March 1, 2005

                            JAG Media Holdings, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


            Nevada                   000-28761                 88-0380546
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(State or other jurisdiction of     (Commission            (I.R.S. Employer
         incorporation              File Number)          Identification No.)

            6865 SW 18th Street, Suite B13
                  Boca Raton, Florida                            33433
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       (Address of Principal Executive Offices)                (Zip Code)

Registrant's telephone number, including area code:   866.300.7410

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         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.03  Material Modification to Rights of Security Holders.

         On March 1, 2005, JAG Media Holdings, Inc. (the "Company") filed a Certificate of Amendment (the "Amendment") to its Articles of Incorporation. The Company's Articles of Incorporation were amended to remove the requirement of "custody only" trading of the shares of the Company's common stock in order to comply with the recent adoption by the Securities and Exchange Commission (the "SEC") of Rule 17Ad-20 under the Securities Act of 1934, as amended (the "Act"). The Amendment was made to Article Fourth of the Company's Articles of Incorporation and was approved by the board of directors of the Company by unanimous written consent dated January 19, 2005 and by a majority of the outstanding stockholders of the Company entitled to vote at the Annual Meeting of Stockholders held on February 24, 2005. Under the Amendment, the transfer of shares of the Company's common stock are no longer required to be made only by delivery of physical stock certificates and certificates for shares of the Company's common stock may be issued in the name of Depository Trust Company ("DTC"), Cede & Co. or other nominee, and thus trades of shares of the Company's common stock may settle through DTC.

         The Company has also amended its Bylaws to remove the provisions related to "custody only" trading.

         The Amendment to the Company's Articles of Incorporation and the amendment to the Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively.


Item  8.01. Other Events.

         On March 4, 2005, the Company settled a dispute with James Goldberg ("Goldberg") as to the compensation owed Goldberg in connection with his performance from time-to-time of various investment banking services for the Company. The Company paid Goldberg the sum of One-Hundred Thousand Dollars ($100,000) (the "Cash Amount") and issued to Goldberg 250,000 shares of the Company's common stock (the "Common Stock"). In return, Goldberg delivered to the Company a release of all claims he may have had against the Company, its subsidiaries and affiliates, and all present and former directors, managers, officers, employees and agents of the foregoing (the "Release"). The Company has granted to Goldberg piggyback registration rights with respect to the Common Stock for one year from the date of issuance thereof.

Item 9.01.        Financial Statements and Exhibits.
(c) Exhibits

       EXHIBIT NUMBER    DESCRIPTION

       3.1               Certificate of Amendment to Articles of Incorporation

       3.2               Amendment to Bylaws





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                                    Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     JAG MEDIA HOLDINGS, INC.


                                                     By: /s/ Thomas J. Mazzarisi
                                                     ---------------------------
                                                         Chief Executive Officer


Dated: March 7, 2005




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                                  EXHIBIT INDEX

EXHIBIT NUMBER     DESCRIPTION

Exhibit No. 3.1    Certificate of Amendment to Articles of Incorporation

Exhibit No. 3.2    Amendment to Bylaws